UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2006

__________________________________________________

PETROL OIL AND GAS, INC.

(Exact name of registrant as specified in its charter)

__________________________________________________

Nevada	000-3009	90-0066187
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

3161 E. Warm Springs Road
Suite 300
Las Vegas, Nevada	89120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including are code: (702) 454-7318

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Press Releases

On March 24, 2006, the Registrant issued a press release announcing that it will hold a conference call at 4:30 p.m. eastern time on Thursday, March 30th to discuss the results and outlook for 2006. Interested participants should call (877) 803-5726 for domestic access or (706) 679-6112 for international access (reference conference I.D. Number 7032331). A playback will also be available until midnight, April 30, 2006. To listen to the playback, call (800) 642-1687 for domestic access or (706) 645-9291 for international access (pass code 7032331). This call is being webcast and can be accessed through the Registrant’s web site at www.petroloilandgas.com until April 30, 2006.

A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

EXHIBITS

99.1 Press Release, dated March 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PETROL OIL AND GAS, INC.

By:/s/ Paul Branagan

Paul Branagan, President

Date: March 27, 2006

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